Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.7940%



        Excess Protection Level
          3 Month Average  5.78%
          December, 1998  5.75%
          November, 1998  5.66%
          October, 1998  5.91%


        Cash Yield                                  18.72%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.99%


        Over 35 Day Delinquency                     4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,468,784,369.60